                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement

[ ]  Confidential for Use of the Commission Only (as permitted by
     Rule 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to SECTION 240.14a-11(c) or SECTION 240.14a-12

                         Entercom Communications Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         --------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         --------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         --------------------------------------------------------

     (5) Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

                          ENTERCOM COMMUNICATIONS CORP.

                           401 City Avenue, Suite 409

                         Bala Cynwyd, Pennsylvania 19004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

         The Annual Meeting of Shareholders of Entercom Communications Corp. (the "Company") will be held at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087 on Friday May 4, 2001 at 10:00 a.m. At the meeting, shareholders will be asked to consider and vote on the following proposals:

         Proposal 1:     The election of David J. Berkman and Michael R. Hannon
                         as Class A directors for one-year terms expiring at the 2002 annual meeting;

         Proposal 2:     The election of Joseph M. Field, David J. Field,
                         Marie H. Field, John C. Donlevie, Herbert Kean,
                         S. Gordon Elkins, Thomas H. Ginley, Jr. and Lee Hague as directors for one-year terms expiring at the 2002 annual meeting;

         Proposal 3:     The ratification of the appointment of
                         Arthur Andersen LLP as independent auditors; and

         Proposal 4:     The approval of the First Amendment to the Entercom
                         1998 Equity Compensation Plan to increase the number of shares issuable under such plan by 2,500,000 shares.

         The shareholders will also transact other business if any is properly brought before the 2001 annual meeting.

         If you were a shareholder of record of our Class A common stock, par value $.01 per share, or Class B common stock, par value $.01 per share, at the close of business on March 23, 2001, you may vote at the annual meeting as set forth in this proxy statement.

                                    By order of the Board of Directors,


                                    /s/ John C. Donlevie
                                    John C. Donlevie
                                    Secretary

         Bala Cynwyd, Pennsylvania
         March 30, 2001



PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.


FOR INFORMATION ON ACCOMMODATIONS FOR AND DIRECTIONS TO THE MEETING, PLEASE REFER TO OUTSIDE BACK COVER OF THIS PROXY STATEMENT.

                          ENTERCOM COMMUNICATIONS CORP.
                           401 CITY AVENUE, SUITE 409
                         BALA CYNWYD, PENNSYLVANIA 19004

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 4, 2001

         The Annual Meeting of Shareholders of Entercom Communications Corp. will be held at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087 on Friday May 4, 2001 at 10:00 a.m.

ABOUT THIS PROXY STATEMENT

         Our board of directors has sent you this proxy statement to solicit your vote at the annual meeting (including any adjournment or postponement of the annual meeting). We will pay all expenses incurred in connection with this proxy solicitation. In addition to mailing this proxy statement to you, we have hired Corporate Investor Communications, Inc. to be our proxy solicitation agent for a fee of approximately $6,500 plus expenses. We also may make additional solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. In this proxy statement we summarize information that we are required to provide to you under the Securities and Exchange Commission rules. This proxy statement is designed to assist you in voting your shares. On March 30, 2001, we began mailing the proxy materials to all shareholders of record of our Class A and Class B common stock, par value $.01 per share, at the close of business as of March 23, 2001.

         Unless the context requires otherwise, all references in this proxy statement to Entercom Communications Corp., "Entercom", "we," "us", "our" and similar terms, refer to Entercom Communications Corp. and its consolidated subsidiaries, excluding Entercom Communications Capital Trust.

INFORMATION ABOUT VOTING

         If you are a shareholder of record of our Class A common stock as of the close of business on March 23, 2001, you may vote your shares:

         - By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

                  -        FOR all of the nominees for Class A Director;

                  - FOR all remaining nominees for Director other than Class A Directors;

                  - FOR ratification of the appointment of Arthur Andersen LLP as our independent auditors to serve for the 2001 calendar year;

                  - FOR approval of the First Amendment to the Entercom 1998 Equity Compensation Plan to increase the number of shares issuable under such plan by 2,500,000 shares; and

                  - at the discretion of your proxies on any other matter that may be properly brought before the annual meeting; or

         - In Person: You may attend the annual meeting and vote in person.

         If you are a shareholder of record of our Class B common stock as of the close of business on March 23, 2001, you may vote your shares:

         By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, all of your shares will be voted:

                  - FOR all of the nominees for Director other than Class A Directors;

                  - FOR ratification of the appointment of Arthur Andersen LLP as our independent auditors to serve for the 2001 fiscal year;

                  - FOR approval of the First Amendment to the Entercom 1998 Equity Compensation Plan to increase the number of shares issuable under such plan by 2,500,000 shares; and

                  - at the discretion of your proxies on any other matter that may be properly brought before the annual meeting; or

         - In Person: You may attend the annual meeting and vote in person.

         You may revoke your proxy before it is voted at the meeting if you:

         - send a written notice of revocation dated after the proxy date to our Corporate Secretary;

         - send our Corporate Secretary a later dated proxy for the same shares of common stock; or

         -        attend the annual meeting AND vote in person there.

         The address for our Corporate Secretary is Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania, 19004, Attention:
John C. Donlevie, Secretary.

VOTING SECURITIES

         Our Certificate of Incorporation provides that each share of Class A common stock is entitled to one vote and that each share of Class B common stock is entitled to ten votes, except (1) any share of Class B common stock not voted by either Joseph M. Field or David J. Field, in their own right or pursuant to a proxy, is entitled to one vote; (2) the holders of Class A common stock, voting as a single class, are entitled to elect two Class A directors; (3) each share of Class B common stock is entitled to one vote with respect to any Going Private Transaction; and (4) as required by law. Therefore, only shareholders of our Class A common stock at the close of business on March 23, 2001, will be entitled to vote on Proposal 1, while shareholders of our Class A common stock and our Class B common stock at the close of business on March 23, 2001 will be entitled to vote on Proposals 2, 3 and 4. At the close of business on March 23, 2001, there were 34,527,685 outstanding shares of our Class A common stock and 10,531,805 outstanding shares of our Class B common stock. Joseph M. Field and David J. Field have the power to vote all of our outstanding shares of Class B common stock. Joseph M. Field's voting power includes the power to vote, pursuant to a revocable proxy, 180,000 shares owned by Marie H. Field. Each share of Class B common stock voted by Joseph M. Field and David J. Field with respect to Proposals 2, 3 and 4 is entitled to ten votes. Shareholders of our Class C common stock, par value $.01 per share, are not entitled to vote on these proposals.

INFORMATION ABOUT QUORUM AND REQUIRED VOTES

         The presence in person or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter or proposal to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter or proposal. Votes on the proposals will be tallied as follows:

         - Proposal 1: Election of Class A Directors - The two persons nominated for Class A director receiving the most votes from shares of Class A common stock will be elected.

         - Proposal 2: Election of Other Directors - The eight persons nominated as directors other than Class A directors receiving the most votes from all shares of Class A common stock and Class B common stock will be elected.

         - Proposal 3: Ratification of Independent Auditors - The ratification of Arthur Andersen LLP as our independent auditors must receive an affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person or by proxy and are voting on such proposal.

         - Proposal 4: Approval of the First Amendment to the Entercom 1998 Equity Compensation Plan - The approval of the First Amendment to the Entercom 1998 Equity Compensation Plan to increase the number of shares issuable under such plan by 2,500,000, must receive an affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person or by proxy and are voting on such proposal.

         Unless otherwise required by our bylaws or by applicable Pennsylvania law, any other matter properly presented for a vote at the meeting will require an affirmative vote from a majority of the votes of all shares of Class A common stock and Class B common stock that are present in person or by proxy and are voting on such proposal.

         Shares of our common stock represented by proxies that are marked "withhold authority" or are marked "abstain," or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of our common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise discretionary authority with respect thereto. With respect to any matter to be decided by a plurality (such as the election of directors) or a majority of the votes cast at the meeting, proxies marked "withhold authority" or marked "abstain," or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting.

INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

         You should rely only on the information contained in this proxy statement. We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this proxy statement. You should not rely on any information or representation not contained in this proxy statement as having been authorized by us. You should not infer under any circumstances that because of the delivery to you of this proxy statement there has not been a change in the facts set forth in this proxy statement or in our affairs since the date on this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.

                                  THE PROPOSALS

                                   PROPOSAL 1

                          ELECTION OF CLASS A DIRECTORS

         Two Class A directors will be elected at the 2001 annual meeting to serve until the 2002 annual meeting. The two nominees are David J. Berkman and Michael R. Hannon. Each of them is an incumbent Class A director. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the board of directors. The two persons nominated for director receiving the most votes will be elected.

         The tables below contain certain biographical information about them as well as our other directors and executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS NOMINATED FOR DIRECTOR IN PROPOSAL 1.

NOMINEES FOR CLASS A DIRECTOR

David J. Berkman                 David J. Berkman has served as one of our directors since the consummation of our
Director since 1999              initial public offering in January 1999.  He is the Managing Partner of The
Age:  39                         Associated Group, LLC, a venture capital firm primarily engaged in the telecommunications, media and internet market segments.  The Associated Group, LLC was founded by principals of The Associated Group, Inc., a recently sold multi-billion dollar publicly-traded owner and operator of communications related business and associations of which Mr. Berkman was Executive Vice President.  He also currently serves on the Boards of Directors of Internet Capital Group, Inc.,
                                 True Position, Inc., V-Span, Inc., the Philadelphia Regional Performing Arts Center
                                 and the Franklin Institute. Mr. Berkman has a B.S. from the Wharton School of the
                                 University of Pennsylvania.  Mr. Berkman's term as a director expires at the May 4,
                                 2001 annual meeting of shareholders.

Michael R. Hannon                Michael R. Hannon has served as one of our directors since December 1998. He is a
Director since 1998              Partner of J.P. Morgan Partners (JPMP), a partnership with over $20 billion under
Age:  40                         management.  JPMP invests in a wide variety of international private equity opportunities including management buyouts, growth equity, and venture capital situations.  JPMP's chief limited partner is J.P. Morgan Chase & Co., one of the largest bank holding companies in the United States.  Mr. Hannon worked at Morgan
                                 Stanley & Co. Incorporated prior to joining JPMP in 1988.  He received his B.A.
                                 degree from Yale University and an M.B.A. from Columbia Business School.  He is currently on the board of directors of Telecorp PCS, Telesystem International
                                 Wireless and several privately-held media and telecom firms.  Mr. Hannon's term as a director expires at the May 4, 2001 annual meeting of shareholders.

                                   PROPOSAL 2

                           ELECTION OF OTHER DIRECTORS

         Eight other directors will be elected at the 2001 annual meeting to serve until the 2002 annual meeting. The eight nominees are Joseph M. Field, David J. Field, Marie H. Field, John C. Donlevie, Herbert Kean, S. Gordon Elkins, Thomas J. Ginley, Jr. and Lee Hague. Each of them is an incumbent director. These nominees have consented to serve if elected, but should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the board of directors. The eight persons nominated as director receiving the most votes will be elected.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PERSONS
                      NOMINATED AS DIRECTOR IN PROPOSAL 2.

NOMINEES FOR OTHER DIRECTORS

Joseph M. Field                  Joseph M. Field founded Entercom in 1968 and has served since our inception as our
Chairman of the Board and        Chairman of the Board and Chief Executive Officer and was our President until
Chief Executive Officer          September 1998.  Before entering the broadcasting business, he practiced law for 14
Director since 1968              years in New York (including service as an Assistant United States Attorney) and
Age:  69                         Philadelphia.  Mr. Field served on the Board of Directors of the National
                                 Association of Broadcasters for four years as a representative of the major radio group broadcasters.  He currently serves on the Boards of Directors of The Mary
                                 Louise Curtis Bok Foundation, the Settlement Music School, the American Interfaith
                                 Institute, the National Liberty Museum, the Jewish Education and Vocational Service
                                 (JEVS) and the Philadelphia Chamber Music Society.  Mr. Field has a B.A. from the
                                 University of Pennsylvania and an L.L.B. from Yale Law School.  He is the spouse of
                                 Marie H. Field and the father of David J. Field.  Mr. Field's term as a director expires at the May 4, 2001 annual meeting of shareholders.

David J. Field                   David J. Field has served as our President since 1998, our Chief Operating Officer
President and Chief              since 1996 and one of our directors since 1995.  He also served as our Chief
Operating Officer                Financial Officer from 1992 to 1998.  Mr. Field joined us in 1987 and served as our
Director since 1995              Director of Finance and Corporate Development from 1987 to 1988, Vice
Age:  39                         President-Finance and Corporate Development from 1988 to 1992, Vice
                                 President-Operations and Chief Financial Officer from 1992 to 1995 and Senior
                                 Vice-President-Operations and Chief Financial Officer from 1995 to 1996.  Prior to joining us, he was an investment banker with Goldman, Sachs & Co.  Mr. Field currently serves on the Boards of Directors of the Radio Advertising Bureau and The
                                 Wilderness Society.  He has a B.A. from Amherst College and an M.B.A. from the
                                 Wharton School of the University of Pennsylvania.  Mr. Field is the son of Joseph
                                 M. Field and Marie H. Field.  Mr. Field's term as a director expires at the May 4,
                                 2001 annual meeting of shareholders.

John C. Donlevie                 John C. Donlevie has served as our Executive Vice President, General Counsel and
Executive Vice President,        one of our directors since 1989, our Secretary since 1998 and was our Vice
Secretary, and General Counsel   President-Legal and Administrative from 1984 when he joined us to 1989. Prior to
Director since 1989              joining us, Mr. Donlevie practiced law for 11 years, most recently as Corporate
Age:  54                         Counsel of Ecolaire Incorporated in Malvern, Pennsylvania. He has a B.S. in
                                 Engineering from Drexel University and a J.D. from Temple University School of
                                 Law.  Mr. Donlevie's term as a director expires at the May 4, 2001 annual meeting of shareholders.

Herbert Kean, M.D.               Herbert Kean, M.D. has served as one of our directors since our inception. In
Director since 1968              addition, he served as our Secretary from our inception until 1984. Dr. Kean is
Age:  69                         currently a medical physician in private practice in the Philadelphia area. He has a B.S. from the University of Pennsylvania and an M.D. from Hahnemann University.
                                 He is a clinical professor at Thomas Jefferson University Medical College.  Dr.
                                 Kean's term as a director expires at the May 4, 2001 annual meeting of shareholders.

S. Gordon Elkins                 S. Gordon Elkins has served as one of our directors since 1978. He was a partner in
Director since 1978              the law firm of Stradley, Ronon, Stevens & Young from September 1962 through
Age:  70                         January 1999 and currently is affiliated with the firm. Mr. Elkins has a B.S. from
                                 Temple University and an L.L.B. from Yale Law School.  Mr. Elkins' term as a director expires at the May 4, 2001 annual meeting of shareholders.

Thomas H. Ginley, Jr.,           Thomas H. Ginley, Jr., M.D. has served as one of our directors since 1971 and
M.D.                             previously served as our Secretary from 1984 to 1998. Dr. Ginley is President and a
Director since 1971              director of the A & T Development Corporation and Treasurer and a director of
Age:  75                         Vanessa Noel Couture, Inc. Dr. Ginley is also a gemologist and president of Gem
                                 Treasury International Inc. He is a diplomat of the National Board as well as a fellow of the American College of Surgeons. Dr. Ginley has an M.D. from Georgetown
                                 University.  Dr. Ginley's term as a director expires at the May 4, 2001 annual meeting of shareholders.

Lee Hague                        Lee Hague has served as one of our directors since 1980. He has served as an
Director since 1980              independent consultant to various broadcasting groups and provides financial
Age:  55                         advisory and media brokerage services to the industry. Mr. Hague is currently the
                                 Chairman of the Board and Chief Executive Officer of Aspect Holdings Inc. Prior to
                                 joining Aspect Holdings Inc. in 1998, he served as President of Hague & Company over a period of 20 years. Mr. Hague has over 20 years' experience in the radio industry. He has a B.S. from Northwestern University and an M.M. from the J.L.
                                 Kellogg Graduate School of Management, Northwestern University.  Mr. Hague's term as a director expires at the May 4, 2001 annual meeting of shareholders.

Marie H. Field                   Marie H. Field has served as one of our directors since 1989. She served for over
Director since 1989              25 years as a teacher in public and private schools in New York and Philadelphia.
Age:  63                         Mrs. Field serves on the Board of Directors of the Ovarian Cancer Research Fund in
                                 New York, the Board of Overseers of the University of Pennsylvania School of Social
                                 Work, the Education Board of the National Liberty Museum and the Board of Project
                                 Forward Leap. She has a B.A. from Barnard College. Mrs. Field is the spouse of
                                 Joseph M. Field and the mother of David J. Field.  Mrs. Field's term as a director expires at the May 4, 2001 annual meeting of shareholders.


EXECUTIVE OFFICERS

         In the table below we set forth certain information on those persons currently serving as our Executive Officers. Biographical information on Joseph
M. Field, Chairman of the Board and Chief Executive Officer, David J. Field, President and Chief Operating Officer, and John C. Donlevie, Executive Vice President, Secretary and General Counsel, is included above in the section entitled "Nominees for Other Directors."

             NAME AND TITLE                  AGE                        PRIOR BUSINESS EXPERIENCE
Joseph M. Field                              69     See "Nominees for Other Directors" above.
    Chairman of the Board and Chief
    Executive Officer

David J. Field                               39     See " Nominees for Other Directors " above.
    President and Chief Operating
    Officer

             NAME AND TITLE                  AGE                        PRIOR BUSINESS EXPERIENCE
John C. Donlevie                             54     See " Nominees for Other Directors " above.
    Executive Vice President, Secretary
    and General Counsel

Stephen F. Fisher                            48     Stephen F. Fisher has served as our Senior Vice President and
    Executive Vice President and Chief              Chief Financial Officer from 1998 to 2000.  In 2000 he became
    Financial Officer                               Executive Vice President and Chief Financial Officer. From 1994
                                                    to 1998, he was a Managing Director with Bachow & Associates, a private equity firm located in Bala Cynwyd, Pennsylvania. Prior to joining Bachow & Associates, Mr. Fisher held numerous
                                                    operational and financial management positions over a period of
                                                    15 years, most recently as Executive Vice President with
                                                    Westinghouse Broadcasting Company, Inc. (now CBS). He has an
                                                    M.A. from Bob Jones University and an M.B.A. from the University of South Carolina.

LEGAL PROCEEDINGS

         We entered into a preliminary agreement on February 6, 1996, to acquire the assets of radio station KWOD-FM, Sacramento, California, from Royce International Broadcasting Corporation, subject to approval by the FCC, for a purchase price of $25.0 million. Notwithstanding our efforts to pursue this transaction, the seller was nonresponsive. On July 28, 1999, we commenced a legal action seeking to enforce this agreement, and subsequently the seller filed a cross-complaint against us asking for damages, an injunction and costs and filed a separate action against our president. This separate action against our president was dismissed without leave to amend in February 2000. We are pursuing our legal action against the seller and seeking dismissal of the cross-complaint. We estimate that the impact of an unfavorable outcome will not materially impact our financial position, results of operations or cash flows. We cannot determine if and when the transaction might occur.

         In October 1999, The Radio Music License Committee, of which we are a participant, filed a motion in the New York courts against Broadcast Music, Inc. commencing a rate-making proceeding, on behalf of the radio industry, seeking a determination of fair and reasonable industry-wide license fees. We are currently operating under interim license agreements for the period commencing January 1, 1997 at the rates and terms reflected in prior agreements. We estimate that the impact of an unfavorable outcome of the motion will not materially impact our financial position, results of operations or cash flows.

         In December 2000, the U.S. Copyright Office, under the Digital Millennium Copyright Act, issued a final rule which provides that AM and FM radio broadcast signals transmitted simultaneously over a digital communications network are subject to the sound recording copyright owner's exclusive right of performance. This would result in the imposition of license fees for Internet streaming and other digital media. As a result of this decision, we must now participate in an arbitration proceeding at the U.S. Copyright Office to determine the amount of fees that are due from the use of sound recordings in Internet streaming. We, along with other radio broadcasters and the National Association of Broadcasters, previously commenced a legal action in New York challenging the imposition of these license fees. In addition, we, along with other radio broadcasters, have commenced a legal action seeking declaratory relief from the impact of the final rule of the Copyright Office. We intend to pursue these actions. However, we cannot determine the likelihood of success. We estimate that the impact of an unfavorable determination will not materially impact our financial position, results of operations or cash flows.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         Presently, there are ten members on our board of directors, seven of whom are neither officers nor employees of our company. The board met five times in 2000.

         Our board has adopted certain standing committees including: (1) audit,
(2) compensation, and (3) executive.

         Audit Committee. The audit committee consists of Messrs. Berkman, Hague and Elkins, each of whom is independent as the term independence is defined in
Section 3.03.01 (B)(2)(a) and (3) of the listing standards of the New York Stock Exchange. The audit committee met four times in 2000. The responsibilities of the audit committee include:

         - recommending to the board of directors the independent public accountants to conduct the annual audit of our financial statements;

         - reviewing the proposed scope of the audit and approving the audit fees to be paid;

         - reviewing our accounting and financial controls with the independent public accountants and our financial and accounting staff; and

         -        reviewing and discussing financial statements with management.

The board of directors has adopted a written audit committee charter, a copy of which is attached as Appendix A.

         Audit Committee Report.

         To the Board of Directors:

         The audit committee has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2000.

         The audit committee has discussed with the independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         The audit committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with Deloitte & Touche LLP their independence.

         Based on the reviews and discussions referred to above, the audit committee recommends to the Board of Directors that the financial statements referred to above be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities Exchange Commission.

                                                 David J. Berkman
                                                 S. Gordon Elkins
                                                 Lee Hague

         Audit Fees. The aggregate fees billed to us by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2000, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year, were $205,000.

         Financial Information Systems Design and Implementation Fees. The aggregate fees billed to us by Deloitte &Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000, were $516,522.

         All Other Fees. The aggregate fees billed to us by Deloitte & Touche LLP for services rendered to us, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2000, were $55,156.

         The audit committee has considered whether the provision of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining the principal accountant's independence.

         Compensation Committee. Our compensation committee consists of Mr. Hannon and Doctors Ginley and Kean. Our compensation committee met two times in 2000. The compensation committee conducts a general review of our compensation plans to ensure that they meet corporate objectives, including review and approval of all compensation paid to our executive officers. The responsibilities of the compensation committee also include administering and interpreting our Employee Stock Purchase Plan and the Entercom 1998 Equity Compensation Plan, including selecting the officers, employees and other qualified recipients that will be granted awards under the Entercom 1998 Equity Compensation Plan.

         Executive Committee. Our executive committee consists of Joseph M. Field, David J. Field and S. Gordon Elkins. Our executive committee met two times in 2000. The executive committee is responsible for the approval of certain acquisitions and capital projects as well as other duties assigned by our board of directors.

DIRECTOR COMPENSATION

         All of our non-employee directors receive a fee of $1,000 for each board meeting that they attend in person, $500 for each committee meeting that they attend in person and $250 for each telephonic meeting of the board or a committee. Employee directors are not entitled to receive additional compensation for their services as directors. In addition, during the first and fourth quarters of fiscal 2000, Marie H. Field, S. Gordon Elkins, Lee Hague, Thomas H. Ginley, Jr., M.D., Herbert Kean, M.D., Michael R. Hannon and David J. Berkman received stock options under the Entercom 1998 Equity Compensation Plan.

EXECUTIVE OFFICER COMPENSATION

         The following table provides summary information concerning compensation paid to or earned by our Chief Executive Officer and our other most highly compensated executive officers for services rendered during the twelve months ended December 31, 1998, and the fiscal years ended 1999 and 2000 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                       ANNUAL COMPENSATION
                                                                                     -----------------------     OTHER ANNUAL
          NAME AND PRINCIPAL POSITION                        PERIOD                   SALARY        BONUS(1)     COMPENSATION
          ---------------------------                        ------                  --------       --------     ------------
Joseph M. Field, Chairman of the Board and                    1998                   $558,384             --          *
  Chief Executive Officer..........................           1999                   $563,320       $250,000
                                                              2000                   $600,000       $400,000

David J. Field, President and Chief                           1998                   $284,730       $108,085          *
  Operating Officer................................           1999                   $350,000       $200,000
                                                              2000                   $450,000       $350,000

Stephen F. Fisher, Executive Vice President                   1998(2)                $ 41,667             --          *
  and Chief Financial Officer......................           1999                   $250,000       $150,000
                                                              2000                   $300,000       $200,000

John C. Donlevie, Executive Vice President,                   1998                   $193,326       $108,085          *
  Secretary and General Counsel....................           1999                   $225,000       $125,000
                                                              2000                   $265,000       $150,000

* Value of perquisites and other personal benefits paid does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer and, therefore, is not required to be disclosed pursuant to rules of the Commission.

(1) Includes amounts accrued during the year presented but paid in the subsequent year.

(2) Reflects the period from the date of hire, November 18, 1998, through December 1998.

STOCK OPTION TABLES

         Our Named Executive Officers are eligible to receive stock option grants under the Entercom 1998 Equity Compensation Plan, described in Proposal
4. The following table contains information concerning the stock option grants made to each of the Named Executive Officers, discussed above, during the fiscal year ended December 31, 2000:

                     STOCK OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                     POTENTIAL REALIZABLE VALUE
                           NUMBER OF       PERCENTAGE OF                                               AT ASSUMED ANNUAL RATES
                           SECURITIES      TOTAL OPTIONS                                             OF STOCK PRICE APPRECIATION
                           UNDERLYING        GRANTED TO      EXERCISE   MARKET PRICE                  FOR OPTIONS TERMS ($)(1)
                            OPTIONS         EMPLOYEES IN      OR BASE     ON GRANT     EXPIRATION    ---------------------------
         NAME               GRANTED        FISCAL YEAR(%)   PRICE ($)     DATE($)         DATE           5%               10%
         ----              ----------      --------------   ---------   ------------   ----------    ---------        ----------
Joseph M. Field.....        100,000             7.0%          $ 27.75     $ 27.75      11/21/10      1,745,183        4,422,635

David J. Field......        100,000             7.0%          $ 27.75     $ 27.75      11/21/10      1,745,183        4,422,635

Stephen F. Fisher ..         25,000             1.7%          $ 41.875    $ 41.875       5/26/10       658,374        1,668,449
                             50,000             3.5%          $ 27.75     $ 27.75      11/21/10        872,591        2,211,318
John C. Donlevie....         25,000             1.7%          $ 27.75     $ 27.75      11/21/10        436,296        1,105,659

-----------------------

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our Class A common stock appreciates over the option term, no value will be realized from the option grants. The potential realizable value is calculated by assuming that the fair market value of our Class A common stock on the date of grant of the options appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day at the appreciated price.

       The following table sets forth information concerning each option exercised by the Named Executive Officers in fiscal 2000 and option holdings through December 31, 2000 by the Named Executive Officers who held options at the end of fiscal 2000:

                    STOCK OPTION EXERCISES AND YEAR-END VALUE

                                                                 NUMBER OF SHARES             VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                   SHARES                   OPTIONS AT FISCAL YEAR END        FISCAL YEAR END(1)
                                  ACQUIRED        VALUE               (#)                            ($)
                                 ON EXERCISE    REALIZED   ---------------------------    ---------------------------
             NAME                   (#)            ($)     EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
             ----                -----------    --------   -----------   -------------    -----------   -------------
Joseph M. Field .............        --             --       93,056         379,167         663,200       2,658,337
David J. Field...............        --             --       64,584         293,750         547,928       2,312,500
Stephen F. Fisher............        --             --       29,167         162,500          79,587        573,125
John C. Donlevie.............        --             --       28,889         111,667         228,300        852,089

------------------
(1) Value is determined by subtracting the exercise price from the fair market value of our Class A common stock multiplied by the number of shares underlying the options. Fair market value is based on the New York Stock Exchange closing price of our Class A common stock on December 29, 2000 of $34.4375 per share. Options which are not in the money are not considered for purposes of this computation.

         The Entercom 1998 Equity Compensation Plan and the proposed First Amendment to the Entercom 1998 Equity Compensation Plan to increase the number of shares issuable under such plan by 2,500,000 shares are discussed in more detail under the heading "Proposal 4".

EMPLOYEE STOCK PURCHASE PLAN

         A total of up to 1,850,000 shares of our Class A common stock may be issued under the Employee Stock Purchase Plan, subject to adjustment. Under our Employee Stock Purchase Plan, we will withhold a specified percentage (not to exceed 10%) of the compensation paid to each participant, and the amount withheld (and any additional amount contributed by the participant which together with payroll withholdings does not exceed 10% of the participant's compensation) will be used to purchase our Class A common stock on the last day of each purchase period. The purchase price will be the value of the stock on the last day of the purchase period less a discount not to exceed 15% as determined by the compensation committee in advance of the purchase period. The length of each purchase period shall be specified by the compensation committee. The maximum value of shares that a participant in the Employee Stock Purchase Plan may purchase during any calendar year is $25,000.

EMPLOYMENT AGREEMENTS

         JOSEPH M. FIELD EMPLOYMENT AGREEMENT. We have entered into an employment agreement with Joseph M. Field pursuant to which Mr. Field serves as our Chief Executive Officer. The employment agreement may be terminated upon written notice no less than 30 days prior to the end of any calendar year. Absent such written notice, the employment agreement is automatically renewed for a period of one year. In the event of Mr. Field's death during the term of the employment agreement, we will pay Mr. Field's compensation to his beneficiaries for one year at the then current rate. In the event of the total disability of Mr. Field, we will pay Mr. Field compensation for the lesser of the period of his disability or one year at the then applicable rate. Mr. Field's current salary for the calendar year 2001 is $600,000 and is increased or decreased annually by a percentage equal to the percentage of inflation or deflation over the immediately preceding twelve month period, provided that the base salary shall never be less than $500,000. The board of directors may approve additional salary, bonuses, fees, or other compensation for Mr. Field. Mr. Field is entitled to participate in any bonus, profit sharing, retirement, insurance or other plan or program that we adopt. Absent our express prior written consent, Mr. Field is prohibited, in the event of his termination by resignation or for cause, for a period of two years following the termination of the employment agreement, from engaging in any broadcast business that we compete with in any standard metropolitan statistical area in which we are then operating a broadcast property.

         DAVID J. FIELD EMPLOYMENT AGREEMENT. We have entered into an employment agreement with David J. Field, pursuant to which Mr. Field serves as our President and Chief Operating Officer. The employment agreement provides that Mr. Field's employment may be terminated at will by either party (1) immediately if good cause for termination exists, or (2) upon thirty days notice in the absence of good cause. Pursuant to this employment agreement, Mr. Field's current salary for the calendar year 2001 is $450,000. The employment agreement provides for yearly salary adjustments for inflation and an annual discretionary bonus.

         JOHN C. DONLEVIE EMPLOYMENT AGREEMENT. We have entered into an employment agreement with John C. Donlevie pursuant to which Mr. Donlevie serves as our Executive Vice President, Secretary and General Counsel. The employment agreement provides that Mr. Donlevie's employment may be terminated at will by either party (1) immediately if good cause for termination exists, or (2) upon thirty days notice in the absence of good cause. Pursuant to this employment agreement, Mr. Donlevie's current salary for the calendar year 2001 is $265,000. The employment agreement provides for yearly salary adjustments for inflation and an annual discretionary bonus.

         STEPHEN F. FISHER EMPLOYMENT AGREEMENT. We have entered into an employment agreement with Stephen F. Fisher, pursuant to which Mr. Fisher serves as our Chief Financial Officer and Executive Vice President for a term ending December 31, 2000 and year to year thereafter unless terminated by either party at least 120 days prior to the end of the then current term. In the event of a change of control, the 120 days is increased by 60 days or in lieu of additional notice we may pay 60 days salary. We may terminate the agreement at any time for cause. Mr. Fisher's salary for the calendar year 2001 is $300,000 and is increased each year for inflation. In addition, Mr. Fisher is eligible for an annual discretionary bonus. Mr. Fisher is prohibited, so long as he is our employee and for a period of one year thereafter, from serving, directly or indirectly in any enterprise with which we compete; provided, however, if Mr. Fisher is terminated without cause or if his employment agreement is terminated due to the parties' inability to renegotiate certain compensation terms, then Mr. Fisher will be restricted from serving in a competitive business for a period of three months plus any time for which he receives a cash payment.

PERFORMANCE GRAPH

         The following line graph compares the yearly percentage change in the cumulative total shareholder return on our common stock against the cumulative total return of the NYSE Stock Market (US Companies) and a peer group index. The companies that make up our peer group are listed below, and they consist of radio and television companies.


                                  [LINE GRAPH]


                COMPARISON OF 23 MONTH CUMULATIVE TOTAL RETURN*
                      AMONG ENTERCOM COMMUNICATIONS CORP.,
                  THE NYSE COMPOSITE INDEX AND A PEER GROUP(1)

                                   1/99      3/99      6/99      9/99      12/99     3/00     6/00     9/00     12/00
                                  ------    ------    ------    ------    -------   ------   ------   ------   -------
Entercom Communications Corp.       100     115.04    139.02    117.07    215.45    165.85   158.54    97.36    111.99
NYSE Composite                      100     100.52    107.94     98.73    108.30    107.87   107.08   110.43    109.40
Peer Group                          100     104.31    112.24    122.25    147.10    125.80   129.94   102.86     90.40

(1) The peer group index consists of Ackerley Group, Inc., Citadel Communications Corp., Clear Channel Communications, Cox Radio, Inc., EZ EM, Inc., Emmis Communications Corp., Fox Entertainment Group, Inc., Gaylord Entertainment Co., Gay Communications Systems Inc., Hearst-Argyle Television Inc., Infinity Broadcasting Corp., Salem Communications Corp. and Univision Communications Inc.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee is responsible, subject to the approval of the board of directors, for establishing our compensation program. The compensation committee reviews and recommends the compensation arrangements for all executive officers and certain management employees, and takes such other actions as may be required in connection with our compensation plans.

         COMPENSATION PHILOSOPHY AND POLICY. Our compensation philosophy is to motivate our executive officers and management employees to attain financial, operational and strategic objectives through a competitive compensation program while also aligning the financial goals of our executives and management with those of our shareholders. In administering the program, the compensation committee assesses the performance of our business and our employees relative to those objectives. The compensation committee also considers the performance of our business as compared to the performance of our competitors. Our compensation program generally provides incentives to achieve both annual and longer term objectives. The principal elements of the compensation plan include base salary, cash bonus awards and stock awards in the form of grants of stock options, restricted common stock and other stock-related benefits (including participation in the Employee Stock Purchase Plan). These elements generally are blended in order to implement our compensation philosophy.

         BASE SALARY. During 2000, we had employment agreements with each of Joseph M. Field, David J. Field, John C. Donlevie and Stephen F. Fisher. In setting base salaries for officers and employees, we consider the experience of the individual, the scope and complexity of the position, our size and growth rate and the compensation paid by our competitors. Due to the increasingly competitive nature of our industry segment, compensation amounts paid by our competitors are expected to continue to grow in importance as we assess our future compensation structure to ensure our ability to continue to attract and retain highly qualified executives.

         BONUSES. All of our executive officers (to the extent they are not already entitled to receive a bonus under their respective employment agreements), are eligible to receive bonuses subject to satisfaction of specified performance criteria. For 2000, Joseph M. Field, David J. Field, Stephen F. Fisher and John C. Donlevie received discretionary bonuses determined by the compensation committee.

         STOCK AWARDS. To promote our long-term objectives, stock awards are made to our employees and employees of our subsidiaries (including employees who are officers or directors), our non-employee directors and certain advisors and consultants who are in a position to make a significant contribution to our long-term success. The stock awards are made pursuant to the Entercom 1998 Equity Compensation Plan, in the form of nonqualified stock options and incentive stock options, as defined in our Equity Plan, stock appreciation rights and restricted stock awards. Subject to the approval of the board of directors, if the board retains the right, the compensation committee has the sole authority to determine the individuals that shall be given awards and the terms of the awards.

         CHIEF EXECUTIVE OFFICER COMPENSATION. Joseph M. Field received $600,000 in annual salary in fiscal 2000 pursuant to his employment agreement. Mr. Field's compensation was determined based upon the same factors used in setting other executive officer salaries, as well as the salaries paid to chief executive officers of comparable companies and his leadership in setting and pursuing our financial, operational and strategic objectives. Mr. Field also received a bonus of $400,000 and stock options to purchase 100,000 shares of Class A common stock. These awards reflect Mr. Field's success in the pursuit of various strategic objectives, including acquisitions, foresight in avoiding over-priced acquisitions and the significant growth in same station revenue growth and broadcast cash flow achieved by the company. In determining the level of bonus paid to Joseph M. Field in 2000, the compensation committee, in addition to consideration of Joseph M. Field's individual performance, took particular note of our overall increased revenues and successful completion and integration of our acquisition of 45 stations from Sinclair Broadcasting Group, Inc. and its subsidiaries in December 1999 and July 2000.

         TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), imposes limitations upon the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers. Under these limitations, we may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by our shareholders). Based on our current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, we believe that, for the near future, there is not a significant risk that we will lose any significant tax deduction for executive compensation. Our compensation plans and policies may be modified if we and our compensation committee determine that such an action is in the best interests of our shareholders.

         The committee is currently comprised of Mr. Hannon and Doctors Ginley and Kean, each a non-employee director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 14, 2001 regarding the beneficial ownership of our common stock by:

         - each person known by us to beneficially own more than 5% percent of any class of our common stock;

         -        each of our directors and Named Executive Officers; and

         -        all of our directors and executive officers as a group.

         Each shareholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted.

                                      CLASS A COMMON STOCK(1)        CLASS B COMMON STOCK(2)
                                  ----------------------------     ----------------------------
                                    NUMBER OF                       NUMBER OF                     PERCENT OF      PERCENT OF
                                     SHARES                           SHARES                        TOTAL           TOTAL
                                  BENEFICIALLY      PERCENT OF     BENEFICIALLY      PERCENT OF    ECONOMIC        VOTING
NAME                                OWNED(3)          CLASS           OWNED(3)         CLASS       INTEREST         POWER
----                              ------------      ----------     ------------     -----------   ----------      ----------
Joseph M. Field(4)(5) ..........     1,734,075          5.0%        9,782,555           92.9%       25.4%            71.1%

David J. Field(4)(6) ...........     2,167,191          6.2           749,250            7.1         6.4              6.9

John C. Donlevie ...............        57,096           *                 --            --           *                *

Stephen F. Fisher ..............        33,745           *                 --            --           *                *

Herbert Kean, M.D. .............       809,107          2.3                --            --          1.8               *

S. Gordon Elkins(4)(7) .........     2,924,339          8.4                --            --          6.5              2.1

Thomas H. Ginley, M.D.(8) ......       729,493          2.1                --            --          1.6               *

Lee Hague ......................         6,251           *                 --            --                            *

Marie H. Field(4)(9) ...........     1,734,075          5.0           180,000            1.7         4.2              1.4

Michael R. Hannon(10) ..........         9,193          --                 --            --                           --
                                                                                                      *
David J. Berkman ...............        13,473           *                 --            --           *                *

Putnam Investments, LLC(11)
One Post Office Square
Boston, MA 02109 ...............     3,568,856         10.3                --            --          7.9              2.5

Janus Capital Corporation(12)
100 Fillmore Street
Denver, CO 80206 ...............     3,231,315          9.3                                          7.1              2.3

Mellon Financial
Corporation(13)
One Mellon Center
Pittsburgh, PA 15258 ...........     2,765,119          8.0                                          6.1              2.0

All directors and executive
  officers as a group (12
  persons) .....................     5,158,147         14.9                                         11.4             78.9

--------------------------

* Less than one percent.

(1) For the purpose of calculating the percentage of Class A common stock held by each shareholder, the total number of shares of Class A common stock outstanding includes the number of shares of Class A common stock issuable upon conversion of the outstanding shares of Class C common stock but does not include the shares of Class A common stock issuable upon conversion of the outstanding shares of Class B common stock. The number of shares of Class A common stock also includes all issued shares of restricted stock.

(2) The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of shareholders. Each share of Class A common stock is entitled to one vote. Each share of Class B common stock is entitled to ten votes, except: (a) any share not voted by either Joseph M. Field or David J. Field is entitled to one vote; (b) the holders of Class A common stock, voting as a separate class, are entitled to elect two directors; (c) each share of Class B common stock is entitled to one vote with respect to any "going private" transactions under the Exchange Act; and (d) as required by law. The shares of Class B common stock are convertible in whole or in part, at the option of the holder, subject to certain conditions, into the same number of shares of Class A common stock.

(3) Shares beneficially owned and percentage ownership are based on 34,527,685 shares of Class A common stock, 10,531,805 shares of Class B common stock and 195,669 shares of Class C common stock outstanding as of March 1, 2001. The number of shares of Class A common stock also includes all issued shares of restricted stock.

(4) The address of these shareholders is 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

(5) Includes (a) 1,404,791 shares of Class A common stock beneficially owned by Marie H. Field, wife of Joseph M. Field, (b) 64,235 shares of Class A common stock held of record by Joseph M. Field as trustee of a trust for the benefit of a sister of Marie H. Field, (c) 112,864 shares of Class A common stock beneficially owned by Joseph M. Field as a director and officer of the Joseph and Marie Field Foundation, (d) 148,612 shares of Class A common stock which may be acquired through the exercise of options and (e) 3,473 shares of Class A common stock which may be acquired by Marie H. Field, wife of Joseph M. Field, through the exercise of options. The total economic interest and total voting power of Mr. Field includes 180,000 shares of Class B common stock owned by Marie H. Field which Mr. Field has the power to vote pursuant to a revocable proxy. See Note 2 above.

(6) Includes (a) 408,726 shares of Class A common stock held of record by David J. Field as co-trustee of a trust for the benefit of Nancy E. Field, (b) 548,286 shares of Class A common stock held of record by David J. Field as co-trustee of a trust for the benefit of David J. Field and his children and (c) 1,112,162 shares of Class A common stock held of record by David J. Field as co-trustee of two trusts for the benefit of the descendants of David J. Field and Nancy E. Field and (d) 97,917 shares of Class A common stock which may be acquired through the exercise of options.

(7) Includes (a) 1,096,572 shares of Class A common stock held of record by Mr. Elkins as co-trustee of two trusts for the benefit of the descendants of David J. Field and Nancy E. Field, respectively (b) 563,876 shares of Class A common stock held of record by Mr. Elkins as co-trustee of a trust for the benefit of David J. Field and his children, (c) 663,150 shares of Class A common stock held of record by Mr. Elkins as co-trustee of a trust for the benefit of Nancy E. Field and her children, (d) 480,626 shares of Class A common stock held of record by Mr. Elkins as trustee of a trust for the benefit of Marie H. Field, (e) 112,864 shares of Class A common stock beneficially owned by Mr. Elkins as a director and officer of the Joseph and Marie Field Foundation and (f) 3,473 shares of Class A common stock which may be acquired through the exercise of options.

(8) Includes (a) 578,020 shares of Class A common stock held by Dr. Ginley in joint tenancy with his spouse, (b) 74,000 shares of Class A common stock owned of record by his spouse, (c) 74,000 shares of Class A common stock held of record by his spouse as co-trustee of two trusts for the benefit of their children and (d) 3,473 shares of Class A common stock which may be acquired through the exercise of options.

(9) Includes (a) 250,000 shares of Class A common stock held of record by Marie H. Field as co-trustee of a trust for the benefit of David J. Field, (b) 408,726 shares of Class A common stock held of record by Marie H. Field as co-trustee of a trust for the benefit of Nancy E. Field, (c) 64,235 shares of Class A common stock held of record by Joseph M. Field, husband of Marie H. Field, as trustee of a trust for the benefit of a sister of Marie H. Field, (d) 112,864 shares of Class A common stock beneficially owned by Marie H. Field as a director and officer of the Joseph and Marie Field Foundation, (e) 3,473 shares of Class A common stock which may be acquired through the exercise of options and (f) 148,612 shares of Class A common stock which may be acquired by Joseph M. Field, husband of Marie H. Field, through the exercise of options. Does not include 9,602,555 shares of Class B common stock held by Joseph M. Field, Marie H. Field's spouse. See Note 2 above.

(10) Includes 3,473 shares of Class A common stock which may be acquired through the exercise of options. Does not include 195,669 shares of Class C common stock which represents 100% of the class, held by J.P. Morgan Partners, L.P. The shares of Class C common stock have no voting rights except as otherwise required by law. Michael R. Hannon, one of our directors, is a partner of J.P. Morgan Partners LLC and exercises shared investment and voting power with respect to the shares owned by J.P. Morgan Partners (BHCA), L.P., but disclaims beneficial ownership. The address for Mr. Hannon is J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, 39th Floor, New York, New York 10020-1080.

(11) Includes 3,287,176 shares owned by Putnam Investment Management, LLC, 281,680 shares owned by The Putnam Advisory Company, LLC and 1,965,000 shares owned by Putnam New Opportunities Fund, each affiliates of Putnam Investments, LLC. Putnam Investments LLC, has shared voting power with respect to 58,200 shares and shared investment power with respect to all 3,568,856 shares. Putnam Investment Management, LLC exercises sole voting power over none of the shares, but has shared investment power with respect to 3,287,176 shares. The Putnam Advisory Company, LLC exercises shared voting power over 58,200 shares and shared investment power over 281,680 shares.

(12) Janus Capital Corporation exercises sole voting and sole investment power over all 3,231,315 shares.

(13) Mellon Financial Corporation exercises sole voting power over 2,259,069 shares, shared voting power with respect to 175,300 shares, sole dispositive power with respect to 2,652,880 shares and shared dispositive power with respect to 87,900 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our Executive Officers and directors, and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons"), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Commission and the New York Stock Exchange. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of Entercom were in compliance with these requirements for fiscal 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         S. Gordon Elkins, one of our directors, is affiliated with the law firm of Stradley, Ronon, Stevens & Young. This firm has served as our outside counsel on various matters.

         Michael R. Hannon, one of our directors, is a general partner of J.P. Morgan Partners (formerly Chase Capital). In May 1996, J.P. Morgan Partners
(BHCA) (formerly Chase Equity Associates) acquired a convertible subordinated promissory note from us for $25 million. The convertible subordinated note was converted into 2,327,500 shares of our Class A common stock and 1,995,669 shares of our Class C common stock immediately prior to our initial public offering. J.P. Morgan Partners (BHCA) was a selling shareholder in our initial public offering in January 1999 and received net proceeds of $49.2 million from the sale of all of its Class A common stock.

         On May 21, 1996, we entered into a registration rights agreement, dated as of May 21, 1996, with J.P. Morgan Partners (BHCA), L.P., an affiliate of J.P. Morgan Partners. The agreement grants J.P. Morgan Partners (BHCA), L.P., and J.P. Morgan Partners the right to require us, subject to certain limitations, to effect one "demand" registration statement under the Securities Act for the sale of their shares of our common stock. J.P. Morgan Partners (BHCA), L.P., is the beneficial owner of all of our outstanding Class C common stock.

         On May 6, 1999, J.P. Morgan Partners (BHCA), L.P., entered into an agreement with the underwriters of the initial public offering in which (1) the underwriters released J.P. Morgan Partners (BHCA), L.P., from their 180 day lock-up agreement with respect to the sale of 300,000 shares of Class A common stock and (2) J.P. Morgan Partners (BHCA), L.P., agreed that all further sales or dispositions of Class A common stock, except sales pursuant to the registration rights agreement, shall be made through a nationally recognized underwriter that we designate.

                                   PROPOSAL 3

                            RATIFICATION OF AUDITORS

         Deloitte & Touche LLP has served as our independent accountant. We dismissed Deloitte & Touche LLP as our independent accountant on March 23, 2001, and engaged Arthur Andersen LLP as our new independent accountant as of such date. The decision to change accountants was recommended by the audit committee to the board of directors and was approved by the board of directors. Deloitte & Touche LLP's reports on our financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1999 and December 31, 2000, and the subsequent interim period through March 23, 2001, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreements in connection with its report. There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during the fiscal years ended December 31, 1999 and 2000 and the subsequent interim period through March 23, 2001.

         We have provided each of Deloitte & Touche LLP and Arthur Andersen LLP with a copy of the above disclosure.

         During the fiscal years ended December 31, 1999 and 2000 and during the subsequent interim period through March 23, 2001, preceding the engagement of Arthur Andersen LLP, neither us nor anyone on our behalf consulted with Arthur Andersen LLP regarding the application of accounting principles to any transactions, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, in each case with respect to which either a written report or oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by us in reaching a decision as to the issue. In June 1998, Sinclair Broadcast Group, Inc. ("Sinclair") acquired certain radio broadcast stations from Heritage Media Services, Inc. and immediately sold seven of these stations to us. As a result of this acquisition, we were required to include certain audited financial statements pertaining to the seven stations in our filings with the Securities and Exchange Commission. Arthur Andersen LLP was the independent accountant for Sinclair at the time of this acquisition and was doing the audit work for Sinclair in connection with the acquisition. We engaged Arthur Andersen LLP to prepare the audit for the seven stations that we acquired due to Arthur Andersen LLP's association with the transaction. In addition, in December 1999 and July 2000, we acquired additional radio broadcast stations from Sinclair. As a result of these acquisitions, we were required to include certain audited financial statements pertaining to these stations in our filings with the Securities and Exchange Commission. Arthur Andersen LLP had audited certain financial statements pertaining to these stations for Sinclair and provided us with consents to use these audited financial statements in certain of our filings with the Commission.

         Our board of directors, upon the recommendation of the audit committee, has appointed Arthur Andersen LLP to serve as our independent auditors for the 2001 fiscal year. This appointment is subject to your ratification. Our management considers Arthur Andersen LLP to be well qualified.

         Representatives of Arthur Andersen LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP are not expected to be present at the annual meeting.

         The favorable vote of at least a majority of the votes of the shares of Class A and Class B common stock present in person or by proxy and voting at a meeting at which a quorum is present is required for ratification of the appointment of independent auditors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR SUCH RATIFICATION OF
                            THE INDEPENDENT AUDITORS.

                                   PROPOSAL 4

  APPROVAL OF THE FIRST AMENDMENT TO THE ENTERCOM 1998 EQUITY COMPENSATION PLAN

         Effective as of June 24, 1998, we adopted the Entercom 1998 Equity Compensation Plan in order to attract and retain our employees, employees of our subsidiaries (including employees who are officers or directors) and executive officers, and to provide incentives to our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries. The aggregate number of shares of our Class A common stock that may be currently awarded under the Entercom 1998 Equity Compensation Plan cannot exceed 10% of the number of outstanding shares of all classes of our common stock. Due to our continued growth and expansion, the number of shares issuable pursuant to options and the number of shares of restricted stock, in the aggregate, granted under the Entercom 1998 Equity Compensation Plan is approaching the current share limit of 4,525,515. The board of directors believes that it is in our best interest and in the best interest of our shareholders to increase the number of shares that may be issued under the Entercom 1998 Equity Compensation Plan to 2,500,000 shares plus 10% of the number of outstanding shares of all classes of our common stock. The board of directors has approved the First Amendment to the Entercom 1998 Equity Compensation Plan, subject to shareholder approval. The proposed First Amendment to the Entercom 1998 Equity Compensation Plan and the complete text of the Entercom 1998 Equity Compensation Plan, are attached as Appendix B and Appendix C, respectively, to this proxy statement.

         THE ENTERCOM 1998 EQUITY COMPENSATION PLAN. The Entercom 1998 Equity Compensation Plan provides for grants to our employees and employees of our subsidiaries (including employees who are officers or directors), our non-employee directors and certain advisors and consultants who perform services for us and our subsidiaries, of:

         -        incentive stock options;

         - "nonqualified stock options" that are not intended to qualify as incentive stock options;

         -        restricted stock; and

         -        stock appreciation rights.

Only shares of Class A common stock may be issued under the 1998 Equity Compensation Plan.

         GENERAL. Subject to adjustment, we may issue shares of Class A common stock up to an amount equal to 10% of our outstanding Class A, Class B and Class C common stock under the Plan. As of March 23, 2001, we have currently outstanding 9,306 shares of restricted stock and nonqualified stock options to purchase 3,455,500 shares of Class A common stock having a weighted average exercise price of $35.21 per share. We have not issued any incentive stock options or stock appreciation rights. The number of shares for which incentive stock options may be issued under the Plan may not exceed 1,850,000 shares, subject to adjustment, and the number of shares of restricted stock that may be issued under the Plan may not exceed 925,000 shares, subject to adjustment.

         ADMINISTRATION OF THE ENTERCOM 1998 EQUITY COMPENSATION PLAN. The Plan is administered and interpreted by our compensation committee. Subject to the ratification or approval by the board of directors, if the board retains the right, the committee has the sole authority to:

         -        determine the individuals that shall be given awards;

         -        determine the terms of the awards;

         - delegate to our Chief Executive Officer, Joseph M. Field, the authority to make grants to certain non-executive officer employees; and

         -        deal with any other matters arising under the Plan.

         OPTIONS. The exercise price of any incentive stock option will not be less than the fair market value of our Class A common stock on the date of the grant, or not less than 110% of the fair market value of the common stock in the case of an employee who owns more than 10% of our Class A, Class B and Class C common stock. The exercise price of any nonqualified stock option may be greater than, equal to or less than the fair market value of our Class A common stock on the date of the grant. The exercise period of an option may not exceed ten years from the date of the grant, and the exercise period of an incentive stock option granted to an employee who owns more than 10% of the Class A, Class B and Class C common stock may not exceed five years from the date of the grant. The participant may pay the exercise price in cash or, with approval of the committee, by delivering shares of common stock owned by the participant and having a fair market value on the date of exercise equal to the exercise price or by any other method that the committee approves.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR SUCH APPROVAL OF
       THE FIRST AMENDMENT TO THE ENTERCOM 1998 EQUITY COMPENSATION PLAN.

OTHER MATTERS

         We do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         In order for shareholder proposals to be included in the proxy statement for the 2002 annual meeting, we must receive them no later than November 30, 2001. To be considered for inclusion in our proxy statement for that meeting, shareholder proposals must be in compliance with Rule 14a-8 under the Exchange Act and with our bylaws. They must also be submitted in writing by notice delivered to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

         Our bylaws require that for director nominations to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no later than March 5, 2002. This notice requirement is a separate requirement from the requirement above relating to the inclusion of shareholder proposals in a proxy statement. For such nomination to be included in the proxy materials, it must set forth:

         -        the shareholder's name and address;

         - the number of shares of our common stock the shareholder held of record, owned beneficially or represented by proxy as of the date of the notice;

         - such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the Exchange Act had proxies been solicited with respect to such nominee by management or our board of directors;

         - a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons pursuant to which such nomination or nominations are to be made by the shareholder; and

         -        the consent of each nominee to serve as director if elected.

         Any such nomination must be submitted in writing by notice delivered to the Corporate Secretary at the address set forth above.

         If we have not received notice on or before February 13, 2002 of any matter a shareholder intends to propose for a vote at the 2002 annual meeting, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder.

ANNUAL REPORT

         We are mailing a copy of our 2000 Annual Report together with this proxy statement to shareholders of record on the annual meeting record date. Any shareholder who desires an additional copy may obtain it, without charge, by addressing a request to the Corporate Secretary, Entercom Communications Corp., 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004.

                                   APPENDIX A

                             Audit Committee Charter

Role and Independence

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the corporation and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors, and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter bought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed, updated and approved annually by the Board of Directors.

Responsibilities

The audit committee's primary responsibilities include:

- Primary input into the recommendation to the board for the selection and retention of the independent accountant that audits the financial statements of the corporation. In the process, the committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports, and will provide to the independent accountant full access to the committee (and the board) to report on any and all appropriate matters.

- Provision of guidance and oversight to the internal audit function of the corporation, including review of the organization, plans, and results of such activity.

- Review of financial statements with management and the independent auditor. It is anticipated that these discussions will include quality of earnings, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the financial statements in the annual report on Form 10-K.

- Discussion with management and the auditors of the quality and adequacy of the company's internal controls.

- Discussion with management of the status of pending litigation, taxation matters, and other areas of oversight to the legal and compliance area as may be appropriate.

- Reporting on audit committee activities to the full board and issuance annually of a summary report (including appropriate oversight conclusions) suitable for submission to the shareholders.

                                   APPENDIX B

                                FIRSTAMENDMENT TO

                                    ENTERCOM

                          1998 EQUITY COMPENSATION PLAN

         THIS FIRST AMENDMENT TO ENTERCOM 1998 EQUITY COMPENSATION PLAN is made and adopted by ENTERCOM COMMUNICATIONS CORP., a Pennsylvania corporation (the "Company"), as of March __, 2001. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

         WHEREAS, the Company has adopted the Entercom 1998 Equity Compensation Plan (the "Plan") for the benefit of its employees, directors and consultants; and

         WHEREAS, pursuant to Section 14(a) of the Plan, the Plan may be amended by the Board of Directors of the Company from time to time.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows, effective as of March __, 2001:

         1. Subject to approval by the Company's shareholders, Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:

         "(a) Limitations. At no time shall the number of shares of Company Stock subject to Grants under the Plan exceed the sum of 2,500,000 and 10% of the number of outstanding shares of all classes of common stock of the Company, determined at the time of each Grant. In no event shall the foregoing limit be considered to be exceeded as a result of a reduction in the number of outstanding shares of Company Stock after a Grant is made. Restricted Stock granted under the Plan shall not be taken into account for purposes of determining the number of outstanding shares of Company Stock during any restriction period until such restrictions have lapsed. As a further limitation, subject to adjustment as described in subsection (b) below, the aggregate number of shares of Company Stock that may be subject to Grants of Incentive Stock Options shall not exceed 1,850,000 shares, and the aggregate number of shares of Company Stock that may be subject to Restricted Stock Grants shall not exceed 925,000 shares. Subject to adjustment as described in subsection (b) below, the aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any individual during any calendar year shall not exceed 925,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan."

         2. Section 8(b) of the Plan is hereby amended and restated in its entirety as follows:

         "(b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR or Restricted Stock by having the Company withhold that number of shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee."

         3. Sections 11(b) and (c) of the Plan are hereby amended and restated in their entirety, and a new subsection (d) is hereby added, as follows:

         "(b) The consummation by the Company of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes required to elect a majority of the board of directors of the surviving corporation or (ii) the consummation of an agreement (or agreements) providing for the sale or disposition by the Company of all or substantially all of the assets of the Company;

         (d) The shareholders of the Company approve an agreement providing for a liquidation or dissolution of the Company; or

         (e) After a Public Offering, any person has completed a tender offer or exchange offer for shares representing more than 50% of all votes required to elect a majority of the Board."

         4. This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

         5. Except as set forth herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of ____, 2001.

                                               ENTERCOM COMMUNICATIONS CORP.

                                               By:
                                               Name:
                                               Title:

                                   APPENDIX C


                                    ENTERCOM

                         1998 EQUITY COMPENSATION PLAN


         The purpose of the Entercom 1998 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Entercom Communications Corp. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights or restricted stock. The Company believes that the Plan will enhance the incentive for participants to contribute materially to the growth of the Company, thereby benefiting the Company and the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.       Administration

         (a) Committee. The Plan shall be administered and interpreted by a committee appointed by the Board (the "Committee"). The Committee shall consist of two or more persons who may be " outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may retain the right to ratify or approve any grants as it deems appropriate. If the Board requires ratification or approval of a grant and the grant is not ratified or approved by the Board, such grant shall not be effective. Before an initial public offering of the Company's stock as described in Section 19(b) (a "Public Offering"), the Plan may be administered by the Board. If the Board administers the Plan during a period prior to a Public Offering, references in the Plan to the "Committee" shall be deemed to refer to the Board during but only for such period.

         (b) Committee Authority . Subject to ratification or approval by the Board if the Board retains such right pursuant to subsection (a) above, the Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when grants will be made and the commencement and duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability and (iv) deal with any other matters arising under the Plan.

         (c) Committee Determinations. Subject to ratification or approval by the Board if the Board retains such right pursuant to subsection (a) above, the Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. Subject to ratification or approval by the Board if the Board retains such right pursuant to subsection (a) above, the Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         (d) Delegation of Authority. Notwithstanding the foregoing, the Committee may delegate to the Chief Executive Officer of the Company the authority to make grants under the Plan to employees and key advisors (as defined herein) of the Company and its subsidiaries who are not subject to the restrictions of section 16(b) of the Exchange Act and who are not expected to be subject to the limitations of section 162(m) of the Code. The grant of authority under this subsection 1(d) shall be subject to such conditions and limitations as may be determined by the Committee, subject to ratification and approval by the Board if the Board retains such right pursuant to subsection (a) above. If the Chief Executive Officer makes grants pursuant to the delegated authority under this subsection (d), references in the Plan to the "Committee,"as they relate to making such grants (but not to the subsequent administration of such grants), shall be deemed to refer to the Chief Executive Officer.

         2. Shares Subject to the Plan and Types of Grants

Before a Public Offering, awards may be made under the Plan with respect to shares of non-voting common stock of the Company, and after a Public Offering, awards may be made with respect to shares of Class A common stock of the Company. The term "Company Stock"means, before a Public Offering, non-voting common stock of the Company and, after a Public Offering, Class A common stock of the Company. Awards under the Plan may consist of grants of (a) incentive stock options as described in Section 5 ("Incentive Stock Options"), (b) nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), (c) restricted stock as described in
Section 6 ("Restricted Stock" ) and (d) stock appreciation rights as described in Section 7 ("SARs") (all such awards being hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument made in conformance with the Plan (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the Grantees (as defined below) or among any class or grouping of Grantees.

         3. Limitations on the Number of Shares Subject to the Plan

         (a) Limitations. At no time shall the number of shares of Company Stock subject to Grants under the Plan exceed 10% of the number of outstanding shares of all classes of common stock of the Company, determined at the time of each Grant. In no event shall the foregoing limit be considered to be exceeded as a result of a reduction in the number of outstanding shares of Company Stock after a Grant is made. Restricted Stock granted under the Plan shall not be taken into account for purposes of determining the number of outstanding shares of Company Stock during any restriction period until such restrictions have lapsed. As a further limitation, subject to adjustment as described in subsection (b) below, the aggregate number of shares of Company Stock that may be subject to Grants of Incentive Stock Options shall not exceed 10,000 shares, and the aggregate number of shares of Company Stock that may be subject to Restricted Stock Grants shall not exceed 5,000 shares. After a Public Offering, subject to adjustment as described in subsection (b) below, the aggregate number of shares of Company Stock that may be subject to Grants made under the Plan to any individual during any calendar year shall not exceed 5,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4. Eligibility for Participation

         (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

         (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

         5. Granting of Options

         (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

         (b) Type of Option and Price.

         (i) The Committee may grant Incentive Stock Options which are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options which are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

         (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

         (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded but not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option which is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason, and such acceleration need not be uniform as among any class or grouping of Grantees.

         (e) Termination of Employment, Disability or Death.

         (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a

Grantee ceases to be employed by, or provide service to, the Company for any reason other than a Disability (as defined in subsection (v) below), death, or termination for Cause (as defined in subsection (v) below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of the date such employment or service ceased.

         (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date and time the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate. In the event the Committee determines that the Grantee has engaged in conduct that constitutes Cause, in addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares (subject to any right of setoff by the Company).

         (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of the date such employment or service ceased.

         (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option which is otherwise exercisable by the Grantee as of the date of his or her death shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of the date such employment or service ceased.

         (v) For purposes of this Section 5(e) and Section 6:

         (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

         (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Committee determines otherwise in the Grant Instrument.

         (C) "Disability" or "Disabled" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

         (D) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that, before or after termination of employment, the Grantee (i) has engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (ii) has breached any provision of his or her employment or service contract with the Company, including, without limitation, any covenant against competition and/or raiding of the Company's Employees, Non-Employee Directors or Key Advisors, or (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

         (f) Exercise of Options. A Grantee may exercise an Option which has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, subject to such restrictions as the Committee deems appropriate, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option) and having a Fair Market Value on the date of exercise equal to the Exercise Price or (z) by such other method as the Committee may approve, including, after a Public Offering, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Shares of Company Stock used to exercise an Option must, unless otherwise determined by the Committee, have been held by the Grantee for the requisite period of time to avoid adverse accounting or tax consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) at the time of exercise.

         (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by a Grantee exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. For this purpose, the Fair Market Value of the stock shall be measured on the date of grant of the Option. All Incentive Stock Options granted to the Grantee under the Plan or any other stock option plan of the Company or a parent or subsidiary corporation shall be taken into consideration in determining whether the foregoing limit has been met. An Incentive Stock Option shall not be granted to any person who is not an employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) at the time of the grant.

         6. Restricted Stock Grants

         The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Grant of Restricted Stock, upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

         (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

         (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 9(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

         (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

         (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may waive any or all restrictions and conditions of a Restricted Stock Grant.

         7. Stock Appreciation Rights

         (a) General Requirements. The Committee may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

         (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

         (c) Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason, and such acceleration need not be uniform as among any class or grouping of Grantees. SARs may only be exercised while the Grantee is employed by, or providing service to, the Company or during the applicable period after termination of employment or service as described in Section 5(e) with respect to Options, and such exercise shall be under and subject to all of the limitations and termination and forfeiture provisions applicable to Options under Section 5(e), including without limitation forfeiture of any SARs and the release of any obligations of the Company to respond to the exercise of any SARs under the circumstances set forth in Section 5(e)(ii). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

         (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

         (e) Form of Payment. The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of a SAR, cash shall be delivered in lieu of any fractional share.

         8. Withholding of Taxes

         (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants and may require such payment as a precondition for awarding or exercising such Grant, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR or Restricted Stock by having shares withheld up to an amount that does not materially exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         9. Transferability of Grants

         (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee or permitted transferee dies, the personal representative or other person entitled to succeed to the rights of the Grantee or permitted transferee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer as a gift Nonqualified Stock Options to family members, one or more trusts for the benefit of family members, or one or more partnerships of which family members are the only partners, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         10. Shareholder Agreement

         Prior to a Public Offering, the Committee shall, as a condition to any Grant, require that a Grantee become a party to a shareholder agreement with respect to any Grants and any Company Stock that may be obtained pursuant thereto. Such shareholder agreement shall contain the terms of any then existing shareholder agreement and/or any terms which the Committee deems appropriate.

         11. Change of Control of the Company

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than persons who are shareholders of the Company on the date the Plan is adopted) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of all votes required to elect a majority of the Board, provided that a Change of Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a shareholder;

         (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes required to elect a majority of the board of directors of the surviving corporation, (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

         (c) After a Public Offering, any person has completed a tender offer or exchange offer for shares representing more than 50% of all votes required to elect a majority of the Board.

         12. Consequences of a Change of Control

         (a) Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable and (iii) the restrictions and conditions on all outstanding Restricted Stock shall immediately lapse.

         (b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options and rights by, the surviving corporation.

         (c) Other Alternatives. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or
(ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         (d) Committee. The Committee making the determinations under this
Section 12 following a Change of Control must be comprised of the same members as those on the Committee immediately before the Change of Control. If the Committee members do not meet this requirement, the automatic provisions of subsections (a) and (b) shall apply, and the Committee shall not have discretion to vary them (except to the extent Grants are rescinded pursuant to subsection
(d) below).

         (e) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, (i) the Committee (including the Committee in place before a Change of Control and any Committee convened after a Change of Control) shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company (or, if applicable, the successor entity) intends to use such treatment with respect to the Change of Control, and (ii) without limiting the foregoing, in such event, the Committee (subject to the limitations described in subsection (d) above) may rescind any Grants (whether or not vested or exercisable) that would impair the use of pooling of interests accounting treatment, as determined by the Company's certified public accountants.

         13. Limitations on Issuance or Transfer of Shares

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal and contractual restrictions applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of (i) any applicable law, regulation or official interpretation thereof, or (ii) the provisions of any stockholder agreement concerning Company Stock, and certificates representing such shares shall be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         14. Amendment and Termination o f the Plan

         (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order for Incentive

Stock Options granted or to be granted under the Plan to meet the requirements of section 422 of the Code or if, after a Public Offering, such approval is required in order to exempt compensation under the Plan from the deduction limit under section 162(m) of the Code.

         (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 20(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 20(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         15. Funding of the Plan

This Plan shall be unfunded and is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended. No provision contained herein shall be construed to require that (i) the Company be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan, or (ii) interest be paid or accrued on any Grant or on any subsequent distribution of Company Stock, payment of cash, release or lapse of any restrictions on Company Stock, or any other distribution or payment of property or cash pursuant to the exercise of any rights provided by any Grants.

         16. Rights of Participants

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be awarded a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         17. No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be disregarded or otherwise eliminated.

         18. Headings

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         19. Effective Date of the Plan.

         (a) Effective Date. Subject to approval by the Company's shareholders, the Plan shall be effective on June 24, 1998.

         (b) Public Offering. The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the effective date of the initial registration of the Company Stock under section 12(g) of the Exchange Act.

         20. Miscellaneous

         (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

         (b) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. It is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code (after a Public Offering) and section 422 of the Code (with respect to Incentive Stock Options). After a Public Offering it is the intent of the Company, with respect to persons subject to section 16 of the Exchange Act, that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any legal requirement of section 162(m) or 422 of the Code or of section 16 of the Exchange Act ceases to be required by law or that the restrictions thereof are liberalized, the Committee may provide, in its sole discretion, that Plan provisions and restrictions relating to such legal requirements shall cease to apply or be liberalized, as appropriate. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Communications Laws. Notwithstanding any other provision in the Plan to the contrary, if prior consent to the issuance or exercise of any Grant hereunder is required for any reason under the Communications Act of 1934, as amended, and/or the rules, regulations or policies of the Federal Communications Commission (the "FCC") or any successor governmental agency (the "Communications Laws") in effect at the time, whether as a consequence of the extent of the current and proposed holdings of the Grantee, the citizenship or legal qualifications of the Grantee or for any other reason under the Communications Laws, then no Grant shall be issued, become effective or be exercised without the Grantee first obtaining such prior written consent of the FCC or any successor governmental agency.

         (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

ENTERCOM COMMUNICATIONS CORP.



By:  ________________________________


Date:  ______________________________

                         ANNUAL MEETING OF SHAREHOLDERS

                        OF ENTERCOM COMMUNICATIONS CORP.

         The 2001 Annual Meeting of Shareholders of Entercom Communications Corp. will be held on Friday May 4, 2001 at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087. The meeting will begin at 10:00 a.m., with a continental breakfast being provided to shareholders attending the meeting. Doors to the meeting will open at 9:30 a.m.

Directions and Accommodations:

                                  RADNOR HOTEL
                            591 EAST LANCASTER AVENUE
                              ST. DAVIDS, PA 19087
                                  610-688-5800

DIRECTIONS:

From Downtown Philadelphia - I-76 West to I-476 South (Blue Route). Follow I-476 South to US-30 exit (Villanova-St. Davids), keep left at the fork in the ramp. Turn left onto Lancaster Avenue/US 30 West. Proceed to Radnor Chester Road, turn right into Radnor Hotel.

From Philadelphia International Airport - Interstate 95 South to I-476 North (Blue Route). Follow I-476 North to the US-30 exit (Villanova-St. Davids), keep left at the fork in the ramp. Turn left onto Lancaster Avenue/US 30 West. Proceed to Radnor Chester Road, turn right into Radnor Hotel.

                          ENTERCOM COMMUNICATIONS CORP.

                         PROXY FOR CLASS A COMMON STOCK

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
      THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY MAY 4, 2001
                                 AT 10:00 A.M.

         The undersigned holder of Class A common stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints Joseph M. Field and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A common stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 4, 2001 at 10:00 a.m. local time, at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 and 4.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)

                          Entercom Communications Corp.

1.       Election of  Class A Directors

                  [ ] FOR [ ] WITHHOLD AUTHORITY [ ] EXCEPTIONS
                              to vote for all
                              nominees listed below

         Nominees: David J. Berkman and Michael R. Hannon.

         (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
         Exceptions:

         _______________________________________________________________________

2.       Election of  Other Directors

                  [ ] FOR [ ] WITHHOLD AUTHORITY [ ] EXCEPTIONS
                               to vote for all
                               nominees listed below

         Nominees: Joseph M. Field, David J. Field, Marie H. Field, John C. Donlevie, Herbert Kean, S. Gordon Elkins, Thomas J. Ginley, Jr. and Lee Hague.

         (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
         Exceptions:

         _______________________________________________________________________

3. Ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company to serve for the fiscal year 2001.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

4.       Approval of the First Amendment to the Entercom 1998 Equity
         Compensation Plan.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1, 2, 3 and 4 are fully explained.

Signature: ______________________________

Signature (if held jointly): ________________________________

Date: ___________________________________

         Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

                          ENTERCOM COMMUNICATIONS CORP.

                         PROXY FOR CLASS B COMMON STOCK

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY MAY 4, 2001 AT 10:00
A.M.

         The undersigned holder of Class B common stock, par value $0.01, of Entercom Communications Corp. (the "Company") hereby appoints Joseph M. Field and John C. Donlevie or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B common stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday May 4, 2001 at 10:00 a.m. local time, at the Radnor Hotel, 591 East Lancaster Ave., St. Davids, Pennsylvania, 19087, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

        This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3 and 4.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                    (Reverse)

                          Entercom Communications Corp.

2.       Election of  Other Directors

                  [ ] FOR [ ] WITHHOLD AUTHORITY [ ] EXCEPTIONS
                              to vote for all
                              nominees listed below

         Nominees: Joseph M. Field, David J. Field, Marie H. Field, John C. Donlevie, Herbert Kean, S. Gordon Elkins, Thomas J. Ginley, Jr. and Lee Hague.

         (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the "EXCEPTIONS" box and write that nominee's name in the space provided below.)
         Exceptions:

         _______________________________________________________________________


3. Ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company to serve for the fiscal year 2001.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

4.       Approval of the First Amendment to the Entercom 1998 Equity
         Compensation Plan.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 2, 3 and 4 are fully explained.

Signature: ______________________________

Signature (if held jointly): ________________________________

Date: ___________________________________


         Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.